UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

3/31

Date of reporting period: 9/30/07

Item 1.  Reports to Stockholders.

ROANOKE SMALL-CAP GROWTH FUND

CLASS R SHARES

CLASS I SHARES

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2007

1-877-824-3406

www.roanokesmallcapfund.com

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Roanoke Small-Cap Growth Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Roanoke Small-Cap Growth Fund

Letter to Shareholders (Continued)

Performance Review

Your fund produced positive returns for the six months ended September 30, 2007, rising 8.1% versus a 6.7% return for the Russell 2000 Growth Index, our benchmark. Returns were driven by your portfolio positions in the healthcare and technology sectors which contributed 5.2% and 2.8% to overall performance for the period.  We are also pleased with the fund’s longer-term performance with 1-, 3- and 5-year returns of 20.8%, 15.5% and 19.3%, annualized, outperforming the Index (18.9%, 14.1% and 18.7%, respectively).

The performance data quoted above represents past performance.  Past performance is no guarantee of future results.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted above. Performance assumes reinvestment of all distributions.  Fund performance figures provided above are for Class I shares which has an expense ratio of 1.51%.  The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2010, to ensure that net annual fund operating expenses will not exceed 1.00% for Class I shares. The Fund also offers Class R shares that have different expense levels, which may affect performance.  Please review the fund's prospectus for more detail.  A  fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-877-824-3406.

Your largest positions are in companies possessing above average long-term growth prospects, in our opinion.

Activision is a leading consumer software developer and has been on the cutting edge of new game introductions for the past several cycles.  The company generates significant free cash flow and has a balance sheet featuring nearly $1 billion in cash and investments and no long-term debt.  We believe the company is poised to deliver earnings growth in excess of 25% over the next three to five years.  The shares are expensive, trading at 28 our CY 2008 forecast but we think the franchise is worth it.

Hexcel is a leading manufacturer of composite materials for use in aviation and wind energy applications.  The company is operating in a capacity constrained environment in which end-user demand is expected by us to remain strong for at least the next five years. Composite materials are here to stay due to their low weight and high tensile characteristics, so we think this is a long-term outperformer.

Geo Group is benefiting from rising mis-behavior among the population as well as more rigorous prosecution of both certain low-level infractions and immigration violations. The company operates private correctional facilities, a growth business for over two decades.

Tesco Corporation is an oil service company with an important technology edge through its proprietary casing services business.  The company’s casing services technology enables drillers to drill and set drill pipe simultaneously which prevents cave-ins of the bore-hole, among other benefits.  The ROI of this technology is very high, suggesting to us the potential for broad-based adoption.  We also think that the company would make an excellent addition to any one of the major oil service firms such as Schlumberger, who could leverage the technology more quickly over a broader relationship base.

Lastly, XTO Energy is a legacy holding that continues to perform.  It’s a source of cash due to its larger-than-benchmark market capitalization but still has above average growth prospects in our opinion, and good performance potential even at the current price of $63.

Manager’s Discussion and Outlook

Equity markets were unusually volatile during the third quarter as concerns surrounding the broader implications of dislocation in the housing market blossomed to full blown panic around the threat of a credit and liquidity meltdown.  What earlier in the year appeared to be moderate readjustment in risk-premia across certain lower-quality asset classes threatened to engulf even the highest quality corporations.  Our perspective through this period was that the Federal Reserve, having substantially raised interest rates over the past twenty four months, had enough credibility and dry powder to re-assure the markets that our financial system could still operate effectively even with the strain of poorly understood, esoteric credit products behaving in unexpected ways.

That said, we do believe that the current environment dictates a more watchful eye on our sector weightings than earlier in the cycle.  As a general matter, we continue to like our growth orientation, believing that nearly a decade of underperformance relative to value stocks heralds a long-term bull run for those companies that are able to sustain strong sales and earnings growth in the face of macro-economic headwinds.  From a sector standpoint, we see the current environment as particularly favorable for technology and healthcare, two of our most important industry weightings while we’re less sanguine about consumer discretionary and financial services.  This perspective may not appear profound given the well-publicized difficulties that have emerged in these important areas of the economy, but we’ve decided rather than abandon the areas entirely, to focus on (1) financial service companies that are relatively immune to spread markets and principal activities.  We continue to like the transaction processors, among a few others and (2) consumer companies operating in segments whose demand dynamics are likely to remain unaffected by overall fluctuations in personal consumption expenditure growth. Defensive sub-segments like drugstores and companies catering to underserved customers with lots of unit expansion potential remain our favorites in what have been tough sectors.

While the road ahead may be uneven, we believe our time-tested strategy of deep research, supported by a hundred years of collective investment experience and our diverse network of venture, private equity, industry and Wall Street relationships, will enable us to successfully identify great companies whose true potential is under-appreciated by the broader market.

An investor should consider the fund's investment objective, risks, charges, and expenses carefully before investing. This and other information about the fund is contained in the fund's prospectus, which can be obtained by calling 1-877-824-3406.  Please read the prospectus carefully before investing.  The fund is distributed by Aquarius Fund Distributors, LLC, member FINRA/SIPC.

1200-AFD-12/7/2007

Roanoke Small-Cap Growth Fund

Schedule of Investments (Unaudited)
September 30, 2007
	Shares	Market Value

COMMON STOCK - 98.37%
Apparel - 2.14%
Quiksilver, Inc.*	39,500	$ 564,850

Biotechnology - 1.48%
PDL BioPharma, Inc.*	18,000	388,980

Commercial Services - 9.53%
Geo Group, Inc.*	36,900	1,092,609
Heartland Payment Systems, Inc.	24,300	624,510
On Assignment, Inc.*	29,300	273,662
Parexel International Corp.*	12,620	520,827
		2,511,608
Communications Software - 2.14%
Avid Technology, Inc.*	8,500	230,180
Captaris, Inc.*	63,100	333,799
		563,979
Computers - 1.60%
Rainmaker Systems, Inc.*	48,700	422,229

Electronics - 3.86%
Daktronics, Inc.	27,000	734,940
Orbotech, Ltd.*	13,400	281,802
		1,016,742
Energy - 0.70%
Environmental Power Corp.*	35,000	185,500

Engineering & Construction - 2.47%
Perini Corp.*	11,633	650,634

Enterprise Software - 5.11%
BEA Systems, Inc.*	24,600	341,202
Business Objects SA - ADR*	22,400	1,005,088
		1,346,290
Entertainment Software - 5.41%
Activision, Inc.*	45,800	988,822
THQ, Inc.*	17,500	437,150
		1,425,972
The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Schedule of Investments (Unaudited) (Continued)
September 30, 2007
	Shares	Market Value

Healthcare Devices - 8.21%
Gen-Probe, Inc.*	9,800	$ 652,484
Orthofix International NV*	18,000	881,460
PSS World Medical, Inc.*	33,000	631,290
		2,165,234
Healthcare Services - 5.66%
Healthways, Inc.*	15,600	841,932
Matria Healthcare, Inc.*	24,900	651,384
		1,493,316
Insurance - 2.00%
Brown & Brown, Inc.	20,000	526,000

Internet - 2.45%
Trizetto Group, Inc.*	36,900	646,119

Medical Information System - 2.16%
Phase Forward, Inc.*	28,500	570,285

Miscellaneous Manufacturing - 4.15%
Hexcel Corp.*	48,200	1,094,622

Oil & Gas - 9.11%
Newfield Exploration Co.*	11,250	541,800
Tesco Corp.*	30,500	828,075
XTO Energy, Inc.	16,699	1,032,666
		2,402,541
Pharmaceuticals - 7.51%
Alkermes, Inc.*	11,200	206,080
BioScrip, Inc.*	138,871	891,552
Healthextras, Inc.*	31,700	882,211
		1,979,843
Retail - Apparal - 2.88%
J Crew Group, Inc.*	18,300	759,450

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Schedule of Investments (Unaudited) (Continued)
September 30, 2007
	Shares	Market Value

Retail - Catalog Shopping - 1.37%
Coldwater Creek, Inc.*	33,250	$ 361,095

Retail - Sporting Goods - 3.33%
Zumiez, Inc.*	19,800	878,526

Semiconductors - 11.52%
ATMI, Inc.*	23,800	708,050
Brooks Automation, Inc.*	37,600	535,424
Mattson Technology, Inc.*	76,500	661,725
O2Micro International Ltd.- ADR*	73,200	1,132,404
		3,037,603
Telecommunication - 1.51%
Globecomm Systems, Inc.*	30,000	397,800

Transactional Software - 2.07%
Bottomline Technologies, Inc.*	43,500	545,055

TOTAL COMMON STOCK
(Cost - $18,448,849)		25,934,273

SHORT TERM INVESTMENTS - 2.55%
Bank of New York Hamiltion Fund Premier Class, 5.11%+	672,885	672,885
TOTAL SHORT TERM INVESTMENTS
(Cost - $672,885)		672,885

Total Investments - 100.92%
(Cost - $19,121,734)		26,607,158
Liabilities in excess of other assets - (0.92)%		(242,437)
NET ASSETS - 100.00%		$ 26,364,721
___________
*Non-income producing security
+Reflects yield at September 30, 2007
ADR- American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Statements of Assets and Liabilities (Unaudited)
September 30, 2007

Assets:
Investments in Securities at Market Value (identified cost $19,121,734)	$ 26,607,158
Dividends and Interest Receivable	2,529
Receivable for Fund Shares Sold	16,543
Prepaid Expenses and Other Assets	14,566
Total Assets	26,640,796

Liabilities:
Payable for Securities Purchased	188,025
Payable for Fund Shares Redeemed	48,686
Accrued Advisory Fees	10,977
Accrued Distribution Fees	3,960
Accrued Administration Fees	6,137
Accrued Fund Accounting Fees	4,039
Accrued Transfer Agency Fees	3,102
Accrued Chief Compliance Officer Fees	1,534
Accrued Custody Fees	1,461
Accrued Expenses and Other Liabilities	8,154
Total Liabilities	276,075

Net Assets	$ 26,364,721

Composition of Net Assets:
At September 30, 2007, Net Assets consisted of:
Paid-in-Capital	$ 31,992,610
Accumulated Net Investment Loss	(199,277)
Accumulated Net Realized Loss From Security Transactions	(12,914,036)
Net Unrealized Appreciation on Investments	7,485,424
Net Assets	$ 26,364,721

Net Asset Value Per Share
Class R Shares:
Net Assets	$ 20,581,491
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	422,227
Net Asset Value; Offering and Redemption Price per Share*	$ 48.75

Class I Shares:
Net Assets	$ 5,783,230
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	187,128
Net Asset Value; Offering and Redemption Price per Share*	$ 30.91
__________
*The Fund may charge a 2.00% fee on redemptions of shares held for 15 days or less.

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2007

Investment Income:
Dividend Income	$ 14,265
Interest Income	1,261
Total Investment Income	15,526

Expenses (Note 2):
Comprehensive Management Fee (Note 3)
Class R	105,067
Class I	28,649
Investment Advisory Fees (Note 3)	43,277
Distribution Fees (Class R)	28,702
Administration Fees	6,137
Professional Fees	5,907
Fund Accounting Fees	4,123
Registration & Filing Fees	4,032
Transfer Agent Fees	3,452
Printing Expense	1,918
Chief Compliance Officer Fees	1,534
Custody Fees	1,461
Insurance Expense	1,015
Trustees' Fees	865
Miscellaneous Expenses	307
Total Expenses	236,446
Less: Expenses Reimbursed by Adviser (Note 3)	(21,643)
Net Expenses	214,803
Net Investment Loss	(199,277)

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	4,336,714
Net Change in Unrealized Depreciation on Investments	(1,331,575)
Net Realized and Unrealized Gain on Investments	3,005,139

Net Increase in Net Assets Resulting From Operations	$ 2,805,862

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Operations:
Net Investment Loss	$ (199,277)	$ (524,061)
Net Realized Gain on Investments	4,336,714	4,646,035
Net Change in Unrealized Depreciation
on Investments	(1,331,575)	(5,627,408)
Net Increase (Decrease) in Net Assets
Resulting From Operations	2,805,862	(1,505,434)

Capital Share Transactions (Note 5):
Proceeds from Shares Issued	1,058,354	6,010,506
Cost of Shares Redeemed	(13,082,181)	(19,956,051)
Total Capital Share Transactions	(12,023,827)	(13,945,545)

Total Decrease in Net Assets	(9,217,965)	(15,450,979)

Net Assets:
Beginning of Period	35,582,686	51,033,665
End of Period*	$ 26,364,721	$ 35,582,686

*Includes Undistributed Net Investment Loss
at End of Period	$ (199,277)	$ -

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Financial Highlights
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	Class R
	Six Months	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Sep. 30,	Mar. 31,	Mar. 31,	Mar. 31,	May 31,	May 31,
	2007	2007	2006	2005*	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$ 44.91	$ 45.57	$ 35.58	$ 34.45	$ 26.46	$ 30.85
Income from operations:
Net investment loss	(0.34)	(0.62)	(0.59)	(0.53)	(0.51)	(0.37)
Net gain (loss) from securities
(both realized and unrealized)	4.18	(0.04)	10.58	1.66	8.50	(4.02)
Total from operations	3.84	(0.66)	9.99	1.13	7.99	(4.39)
Net Asset Value, End of Period	$ 48.75	$ 44.91	$ 45.57	$ 35.58	$ 34.45	$ 26.46

Total Return (b)	8.55%	(1.45)%	28.08%	3.28%	30.20%	(14.23)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 20,581	$ 25,833	$ 32,129	$ 32,770	$ 47,449	$ 39,980
Ratio of expenses to
average net assets,
before reimbursement (c)	1.67%	1.56%	1.55%	1.55%	1.55%	1.55%
net of reimbursement (c)	1.55%	1.56%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment loss to
average net assets (c)	(1.44)%	(1.48)%	(1.49)%	(1.49)%	(1.50)%	(1.47)%
Portfolio turnover rate	25%	17%	15%	10%	24%	14%

__________
*For the period from June 1, 2004 to March 31, 2005.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Financial Highlights
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	Class I
	Six Months	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Sep. 30,	Mar. 31,	Mar. 31,	Mar. 31,	May 31,	May 31,
	2007	2007	2006	2005*	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$ 28.59	$ 28.84	$ 22.40	$ 21.62	$ 16.51	$ 19.14
Income from operations:
Net investment loss	(0.14)	(0.25)	(0.24)	(0.24)	(0.20)	(0.13)
Net gain (loss) from securities
(both realized and unrealized)	2.46	-	6.68	1.02	5.31	(2.50)
Total from operations	2.32	(0.25)	6.44	0.78	5.11	(2.63)
Net Asset Value, End of Period	$ 30.91	$ 28.59	$ 28.84	$ 22.40	$ 21.62	$ 16.51

Total Return (b)	8.11%	(0.87)%	28.75%	3.61%	30.95%	(13.74)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 5,783	$ 9,750	$ 18,905	$ 16,743	$ 20,960	$ 15,416
Ratio of expenses to
average net assets,
before reimbursement (c)	1.19%	1.01%	1.00%	1.00%	1.00%	1.00%
net of reimbursement (c)	1.01%	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to
average net assets (c)	(0.91)%	(0.93)%	(0.94)%	(0.93)%	(0.95)%	(0.92)%
Portfolio turnover rate	25%	17%	15%	10%	24%	14%

__________
*For the period from June 1, 2004 to March 31, 2005.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

1.

ORGANIZATION

Roanoke Small-Cap Growth Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund was organized on March 30, 2007 to acquire all the assets of the Hallmark Small-Cap Growth Fund, a series of Hallmark Equity Series Trust, a Delaware statutory trust (the “Predecessor Fund”), in a tax-free reorganization, effective August 1, 2007 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund has a primary investment objective of capital appreciation through investment in a portfolio of primarily small capitalization companies.  The Fund issues two classes of shares designated as Class R and Class I. Each class represents an interest in the same assets of the Fund with the only difference being that Class R shares are subject to an ongoing distribution charge of 0.25%.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange trades options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Effective August 1, 2007, the Fund began accruing for all operating expenses.  Prior to such time, the Predecessor Fund’s investment adviser was responsible for payment of such expenses for which it received a comprehensive management fee.  Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Concentration of Risk – Small capitalization (“small-cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

New Accounting Pronouncements – Effective September 30, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Roanoke Small-Cap Growth Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), effective August 1, 2007, investment advisory services are provided to the Fund by Roanoke Asset Management Corp. (the “Adviser”).

Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the period August 1, 2007 through September 30, 2007, the Adviser earned $43,277 in advisory fees.  Prior to August 1, 2007, Reserve Management Co., Inc. (“RMCI”) served as the Predecessor Fund’s investment adviser.  RMCI was responsible for paying all operating and other expenses of the Predecessor Fund, exclusive of interest charges, taxes, brokerage fees and commissions and extraordinary expenses.  For its services as investment adviser, RMCI received a comprehensive management fee based on each class’ average net assets and calculated at an annual rate of 1.30% for Class R and 1.00% for Class I.  For the period from April 1, 2007, through July 31, 2007, RMCI earned a comprehensive management fee of $105,067 and $28,649 from Class R and Class I, respectively.

Roanoke Asset Management Corp. served as the sub-adviser to the Predecessor Fund.  Under the general supervision of RMCI, Roanoke was responsible for the day-to-day investment decisions.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2010, to ensure that the Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred load, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary costs such as litigation) will not exceed 1.00% for Class I shares and 1.55% for Class R shares.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the period ended September 30, 2007, the Adviser waived fees and reimbursed expenses of $21,643, all of which is subject to recapture by the Adviser through September 30, 2010.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for the above mentioned services provided by GFS for the period ended September 30, 2007 are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with The Bank of New York, GFS provides custody administration services to the Fund for which it receives a monthly fee paid from the Fund based on the following annual basis points:

 ¾ of one basis point or 0.0075% per annum on the first $100 million market value

 ½ of one basis point or 0.005% per annum on the next $400 million in market value

 ¾ of one basis point or 0.0075% per annum on market value in excess of $500 million

The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS did not collect any fees during the period ended September 30, 2007.  The custody fees listed in the Statement of Operations would  include any  fees paid to GFS pursuant to the Custody Agreement.

A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between FCS and the Trust. Under the terms of such agreement, FCS receives from the Fund an annual fee of $10,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended September 30, 2007, the Fund incurred expenses of $1,534 for compliance services pursuant to the Trust’s Agreement with FCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended September 30, 2007, GemCom received $4,090 for providing such services.

Distributor – The distributor of the Fund is Aquarius Fund Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets attributable to Class R shares of the Fund for such distribution and shareholder service activities.  For the six months ended September 30, 2007, the Fund incurred distribution fees of $28,702.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a per meeting fee of $150. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Roanoke Small-Cap Growth Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2007, amounted to $3,997,627 and $14,741,769, respectively.  The cost basis of securities for federal income tax purposes was $19,121,734.  Gross unrealized appreciation and depreciation on investments as of September 30, 2007 aggregated $8,717,194 and $1,231,770, respectively.

5.

CAPITAL SHARE TRANSACTIONS

The following is a summary of shareholders transactions for each class:

Class R Shares:	Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
	(Unaudited)
Shares sold	15,358	$ 727,396	97,833	$ 4,278,995
Shares redeemed	(168,284)	(8,043,685)	(227,768)	(9,566,789)
Net decrease	(152,926)	$ (7,316,289)	(129,935)	$(5,287,794)

Class I Shares:	Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
	(Unaudited)
Shares sold	11,094	$ 330,958	64,932	$ 1,731,511
Shares redeemed	(165,040)	(5,038,496)	(379,292)	(10,389,262)
Net decrease	(153,946)	$ (4,707,538)	(314,360)	$ (8,657,751)

6.

TAX INFORMATION

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Unrealized Appreciation
$ ―	$(17,250,750)	$8,816,999

At March 31, 2007, the Fund had capital loss carry forwards as follows:

Expires	Amount
3/31/2010	$5,251,814
3/31/2011	9,361,824
3/31/2012	1,873,061
3/31/2013	764,051
Total	$17,250,750

Roanoke Small-Cap Growth Fund

Shareholder Expenses (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/07)	Ending Account Value (9/30/07)	Expenses Paid During the Period (4/1/07 to 9/30/07)
Actual
Class R	$1,000.00	$1,085.52	$7.99
Class I	$1,000.00	$1,081.14	$5.20
Hypothetical (5% return before expenses)
Class R	$1,000.00	$1,017.06	$7.73
Class I	$1,000.00	$1,019.73	$5.04

 *Expenses Paid During Period are equal to Class R and Class I annualized expense ratio s of 1.55%  and 1.01%, respectively, multiplied by the average account value over the period, multiplied by 18 3 days, and divided by 366 (to reflect the number of days in the period).

Roanoke Small-Cap Growth Fund

Additional Information (Unaudited)

Approval of the Advisory Agreement

In connection with a regular Board meeting held on March 30, 2007 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of the Advisory Agreement between the Trust and the Adviser, on behalf of the Fund.  In considering the Advisory Agreement, the Board interviewed the Adviser and received materials specifically relating to the Advisory Agreement.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the existing accounts of the Adviser; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, (c) the financial condition of the Adviser.  At the Meeting, the Board noted that the Adviser had served as sub-adviser to the Predecessor Fund since its inception.

In their consideration of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services ..   A presentation was given by a representative of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed with a representative of the Adviser the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund; however, the Board, including the Independent Trustees, considered the nature and extent of the Adviser ’s past performance as sub-adviser to the Predecessor Fund, as well as other factors relating to the Adviser ’s track record. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses ..  The Board noted that the Adviser would charge a 1.00% annual advisory fee based on the average net assets of the Fund.  The Trustees then discussed the proposed active management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, next considered the estimated Fund expense ratio, and expense ratios of a peer group of funds.  The Board reviewed the contractual arrangements by which the Adviser has agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2010, to ensure that Net Annual Fund Operating Expenses will not exceed 1.00% and 1.55% of the average daily net assets of the Fund’s Class I shares and Class R shares, respectively, and found it to be beneficial to shareholders.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quantity of the services the Fund expected to receive from the Adviser , and the level of fees paid by funds in the peer group.

Economies of Scale .. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion .. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Advisory Agreement.

RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders of the Hallmark Small-Cap Growth Fund, a series of Hallmark Equity Series Trust, held on Monday, July 30, 2007 at 9:00 a.m. Eastern Time at 1250 Broadway, New York, NY 10001, shareholders of record at the close of business on June 15, 2007 voted to approve the following proposal:

Proposal 1: Approval of the Agreement and Plan of Reorganization

      Shares Voted

               Shares Voted Against

         In Favor

    or Abstentions

          479,519

                                              19,380

Portfolio Holdings by Industry As of September 30, 2007	% of Net Assets		% of Net Assets
Common Stocks	98.37	Internet	2.45
Semiconductors	11.52	Medical Information Systems	2.16
Commercial Services	9.53	Apparel	2.14
Oil & Gas	9.11	Communications Software	2.14
Healthcare Devices	8.21	Transactional Software	2.07
Pharmaceuticals	7.51	Insurance	2.00
Healthcare	5.66	Computers	1.60
Entertainment Software	5.41	Telecommunications	1.51
Enterprise Software	5.11	Biotechnology	1.48
Miscellaneous Manufacturing	4.15	Retail- Catalog	1.37
Electronics	3.86	Energy	0.70
Retail- Sporting Shopping	3.33	Short-Term Investments	2.55
Retail- Apparel	2.88	Liabilities in Excess of Other Assets	(0.92)
Engineering & Construction	2.47	Total Net Assets	100.00

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, as well as a description of the policies and procedures that the Fund use to determine how to vote proxies, is available without charge, upon request, by calling 1-877-824-3406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov ..

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.   The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-824-3406.

ROANOKE SMALL-CAP GROWTH FUND

Adviser	Roanoke Asset Management Corp. 529 Fifth Avenue New York, NY 10017
Distributor	Aquarius Fund Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York One Wall Street New York, NY 10286

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/7/07

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/7/07